Exhibit 10.133

                               PLEDGE AGREEMENT


            PLEDGE  AGREEMENT,  dated as  of  November 13,  1996  (as amended, modified or supplemented from time to time, this "Agreement"), made by the undersigned pledgor (the "Pledgor"), in favor of CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Collateral Agent (the "Pledgee"), for the benefit of the Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


            WHEREAS, Reading & Bates Drilling Corporation, Reading & Bates Drilling Co. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Banque Indosuez and Credit Lyonnais New York Branch, as Documentation Agents (the "Documentation Agents"), and Christiania Bank og Kreditkasse as Administrative Agent (together with any successor agent, the "Administrative Agent," and together with the Banks and the Documentation Agents, the "Creditors"), have entered into a Credit Agreement, dated as of November 13, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

            WHEREAS, the Pledgor is a Guarantor of the obligations of the Borrower under the Credit Agreement;

            WHEREAS, it is a condition precedent to the making of Loans and issuances of Letters of Credit under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement;

            WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph; and


            NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

            1.   SECURITY  FOR OBLIGATIONS.   This  Agreement  is made  by the
Pledgor for the benefit of the Creditors to secure:

           (i) the Pledgor's guaranty of the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Borrower, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which the Borrower is a party and the due performance and compliance by the Pledgor and the Borrower with the terms of each Credit Document;

          (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the *Collateral;

         (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (iv) all amounts paid by any Creditor as to which such Creditor has the right to reimbursement under Section 10 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations." The maximum amount secured under this Agreement is US $300,000,000, plus any accrued and unpaid interest, fees and expenses.

            2. DEFINITION OF SHARES. As used herein the term "Shares" shall mean all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of Arcade Drilling, AS, a company formed under the laws of Norway (the "Pledged Company"). The Pledgor represents and warrants that on the date hereof such shares constitute 74.4% of the issued and outstanding capital stock of the Pledged Company.

            3.  PLEDGE OF THE VPS ACCOUNT.

            3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1 hereof, the Pledgor hereby pledges to and deposits with the Pledgee all of the Shares of the Pledged Company which are registered in the Pledgor's VPS account number 05201.0184837 (the "VPS Account"), and delivers to the Pledgee a duly executed mortgage deed in the form of Annex A hereto. The Pledgor represents and warrants that on the date hereof, the Shares registered in the VPS Account constitute 65% of the issued and outstanding capital stock of the Pledged Company.

            3.2. Subsequently Acquired Shares. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional shares of the Pledged Company at any time or from time to time after the date hereof ("Additional Shares"), the Pledgor will forthwith pledge to the Pledgee and deposit into the VPS Account as many of such Additional Shares as is necessary to maintain the number of Shares in the VPS Account at not less than 65% of the total capital shares of the Pledged Company, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of the Pledgor describing such Additional Shares and certifying that the same have been duly pledged and deposited with the Pledgee hereunder.

            3.3. Definition of Pledged Shares and Collateral. All Shares at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Shares," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder and all Dividends and Distributions on or with respect to any Pledged Shares is hereinafter called the "Collateral". As used herein the term (i) Dividends shall mean all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Distributions and (ii)
Distributions shall mean all cash dividends and cash distributions with respect to any Pledged Shares.

            4. VOTING, ETC., WHILE NO NOTICED EVENT OF DEFAULT. Unless and until a Noticed Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares and to give all consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Credit Document, or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Creditor under this Agreement or any other Credit Document. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing, and Section 6 hereof shall become applicable. As used herein, a "Noticed Event of Default" shall mean (i) an Event of Default with respect to any Borrower under Section 9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Pledgor notice that such Event of Default constitutes a "Noticed Event of Default". Immediately following the occurrence of a Noticed Event of Default, the Pledgor shall give the Pledgee a signed and dated power of attorney granting the Pledgee the right to vote all of the Pledged Shares in respect of each and every future shareholders meeting.

            5. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless a Noticed Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Shares shall be paid to the Pledgor. The Pledgee shall also be entitled to receive directly or by way of deposit into the VPS Account, and to retain as part of the Collateral:

           (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Shares; and

          (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Shares by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement.

            6. REMEDIES IN CASE OF NOTICED EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

           (i) to receive all amounts payable in respect of the Collateral payable to the Pledgor under Section 5 hereof;

          (ii) to sell all or part of the Pledged Shares through a licensed securities firm in accordance with the Norwegian Enforcement Act of 1992;

         (iii) to transfer all or any part of the Pledged Shares into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

          (iv)   to vote all or any part of the Pledged Shares

            7. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent or the Pledgee, in each case acting upon the instructions of the Required Banks and that no other Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Creditors upon the terms of this Agreement.

            8. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgeehereunder, shallbe appliedinthe mannerprovided inthe SecurityAgreement.

            (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations of the Pledgor.

            9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            10. INDEMNITY. (a) The Pledgor agrees to indemnify, reimburse and hold the Collateral Agent, each Creditor and its respective successors, assigns, employees, agents and servants (hereinafter in this Section 10 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless as set forth in Section 12.01 of the Credit Agreement.

            (b) Without limiting the application of Section 10, the Pledgor agrees to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because the Pledgor shall have failed to comply with its obligations under this Agreement or any Credit Document) any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all reasonable fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 10(a) or (b), the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresen-tation by the Pledgor in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

            (d) If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            (e) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Pledgor contained in this
Section 10 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and the payment of all other Obligations and notwithstanding the discharge thereof.

            11. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 11 of the Credit Agreement.

            12. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Shares pledged by it hereunder; (ii) no consent of any other party (including, with-out limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries (including the Pledged Company)) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder and (iii) all the Shares have been duly and validly issued, are fully paid and nonassessable. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Shares and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Creditors.

            13. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 10 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Note or Letter of Credit is outstanding and all other Obligations then due and payable have been paid in full.

            (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 12.12 of the Credit Agreement), the Pledgee, at the request and expense of the Pledgor will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

            (c) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 13(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Pledgor stating that the release of the Collateral is permitted pursuant to Section 13(a) or (b).

            14. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

            (a) if to the Pledgor, at its address set forth opposite its signature below;

            (b)  if to the Pledgee, at:

                  Christiania Bank og Kreditkasse
                    New York Branch
                  11 West 42nd St.
                  New York, New York  10036
                  Attention: Hans Chr. Kjelsrud

            (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            15. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Required Banks (or all the Banks if required by Section 12.12 of the Credit Agreement)).

            16. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL TO THE EXTENT POSSIBLE BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, though the enforcement hereof and certain remedies available hereunder may be governed by Norwegian law. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


            IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



   Address:
   901 Threadneedle
   Houston, Texas  77079
   Telephone No.: (713) 492-5000
   Telecopier No.:(713) 492-0285


   READING & BATES CORPORATION


   By_________________________
     Title:

                                             CHRISTIANIA BANK OG KREDITKASSE,
                                             NEW YORK BRANCH
                                               as Pledgee


                                             By____________________________
                                                Title:


                                             By____________________________
                                                 Title:


                                                                 ANNEX A
                                                                   to
                                                            PLEDGE AGREEMENT


                         FORM OF MORTGAGE DEED